--------------------------------------------------------------------------------








                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                DECEMBER 22, 1999

                          TOREADOR ROYALTY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       DELAWARE                        0-2517                  75-0991164
(STATE OF INCORPORATION)         (COMMISSION FILE NO.)        (IRS EMPLOYER
                                                             IDENTIFICATION NO.)


                           4809 COLE AVENUE, SUITE 108
                               DALLAS, TEXAS 75205
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 559-3933






--------------------------------------------------------------------------------

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        As previously disclosed under a Current Report on Form 8-K filed on January 6, 2000, Toreador Exploration & Production, Inc. ("Toreador E&P"), a wholly-owned subsidiary of Toreador Royalty Corporation ("Toreador"), purchased certain oil and gas working interests located in Finney County, Kansas (the "Assets") from Lario Oil & Gas Company ("Lario"), pursuant to a Purchase and Sale Agreement dated as of November 24, 1999, between Lario and Toreador E&P (the "Lario Agreement"). In accordance with the rules of the Securities and Exchange Commission, Toreador omitted from the Form 8-K the required financial statements and pro forma financial information for the Assets. This amendment to the Form 8-K provides such financial statements and pro forma financial information.

        (a) Financial statements of businesses acquired.

            Historical Statement of Revenues and Direct Operating Expenses for the Year Ended December 31, 1999.

            Supplementary Oil and Gas Information (unaudited).

        (b) Pro Forma financial information.

            Pro Forma Consolidated Balance Sheet (unaudited) of Toreador Royalty Corporation as of September 30, 1999.

            Pro Forma Consolidated Statements of Operations (unaudited) of Toreador Royalty Corporation for the nine months ended September 30, 1999, and for the year ended December 31, 1998.

        (c) Exhibits

              10.1* Purchase and Sale Agreement, effective November 24, 1999, between Lario Oil & Gas Company and Toreador Exploration & Production, Inc.

              10.2* First Amendment To Credit Agreement, effective December 17,
                    1999, between Compass Bank, as Lender, and Toreador Royalty Corporation, Toreador Exploration & Production, Inc., and Tormin, Inc., as Borrowers, and Toreador Acquisition Corporation, as Guarantor.

              10.3* Term Promissory Note, effective December 17, 1999, between
                    Compass Bank, as Lender, and Toreador Royalty Corporation, Toreador Exploration & Production, Inc., and Tormin, Inc., as Borrowers, and Toreador Acquisition Corporation, as Guarantor.

              23.1  Consent of Ernst & Young LLP.





                                       (1)


-----------------------

* Previously filed in Current Report on Form 8-K filed on January 6, 2000.

                        Report of Independent Auditors



To the Board of Directors of
Toreador Royalty Corporation


We have audited the accompanying Historical Statement of Revenues and Direct Operating Expenses of the Lario Oil and Gas Properties Acquisition for the year ended December 31, 1999. This historical statement is the responsibility of the management of the owner of the Properties. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement, as described in Note 1, was prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K which will be filed by Toreador Royalty Corporation. It is not intended to be a complete presentation of the financial condition, results of operations and cash flows of the Lario Oil and Gas Properties Acquisition.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Lario Oil and Gas Properties Acquisition as described in Note 1 for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.



                                                          Ernst & Young LLP

Dallas, Texas
March 2, 2000











                                       (2)

Lario Oil and Gas Properties Acquisition
Historical Statement of Revenues and Direct Operating Expenses
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------



                                For the year ended
                                December 31, 1999
                                ------------------
Revenues:
  Crude oil and condensate         $ 1,272,310
  Natural gas                           18,142
                                   -----------
Total                                1,290,452
                                   -----------

Direct operating expenses:
  Lease operating expenses             571,852
                                   -----------

Revenues in excess of direct
  operating expenses               $   718,600
                                   ===========


    The accompanying notes are an integral part of this financial statement.













                                       (3)

Lario Oil and Gas Properties Acquisition
Notes to Historical Financial Statement of Revenues and Direct Operating
Expenses
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

1. Basis of Presentation

   On December 22, 1999, Toreador Exploration & Production, Inc. ("Toreador E&P"), a wholly-owned subsidiary of Toreador Royalty Corporation ("Toreador"), purchased 50% of the Lario Oil & Gas Company ("Lario") oil and gas working interests (the "Properties") located in Finney County, Kansas, pursuant to a Purchase and Sale Agreement dated as of November 24, 1999, between Lario and Toreador E&P (the "Lario Agreement"). The purchase price for the Properties was $5,500,000, consisting of $5,000,000 cash and an agreement to pay the amount of $500,000 on an installment basis. Half of this amount ($250,000) is to be repaid by Toreador on a monthly basis, plus interest at prime plus 1%, amortized over 13 months beginning January, 2000. The remaining $250,000 plus interest at prime plus 1% (which is currently 9.5% per annum) is to be repaid by Toreador on January 23, 2001.

   The accompanying historical statement of revenues and direct operating expenses ("Historical Statement") was prepared from the historical accounting records of Lario which are prepared on the accrual basis. Oil and gas revenues and direct operating expenses relate to the 50% interest in the Properties that were acquired by Toreador E&P. Oil and gas sales are recognized on the sales method.

   The Historical Statement varies from an income statement in that it does not show certain expenses which were incurred in connection with ownership of the Properties, including general and administrative expenses and income taxes. These costs were not separately allocated to the Properties by Lario and any pro forma allocation would be both time consuming and expensive and would not be a reliable estimate of what these costs would actually have been had the Properties been operated historically as a stand alone entity. In addition, these allocations, if made using historical Lario general and administrative structures and tax burdens, would not produce allocations that would be indicative of the historical performance of the Properties had they been assets of Toreador, due to the greatly varying size, structure, operations and accounting of the two companies. Additionally, this statement does not include provisions for depreciation, depletion and amortization as such amounts would not be indicative of those costs which would be incurred by Toreador upon allocation of the purchase price.

   For the same reason, primarily the lack of segregated or easily obtainable reliable data on asset values and related liabilities, a balance sheet is not presented for the Properties.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and direct operating expenses during the reporting period. Actual results could differ from those estimates.











                                       (4)

Lario Oil and Gas Properties Acquisition
Notes to Historical Financial Statement of Revenues and Direct Operating
Expenses
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

2. Commitments and Contingencies

   In the course of its business affairs and operations, the owner of the Properties is subject to possible loss contingencies arising from government, environmental and health and safety laws and regulations and third-party litigation. There are no matters, which, in the opinion of management, will have a material adverse effect on the financial results of the Properties.


SUPPLEMENTARY OIL AND GAS INFORMATION (UNAUDITED)

Oil and Gas Operations

During the year ended December 31,1999, no exploration or incremental general and administrative costs were incurred.

The following information is presented pursuant to Statement of Financial Accounting Standards No. 69, Disclosures about Oil and Gas Producing Activities:

Oil and Gas Reserves

The following table identifies Toreador's net interest in estimated quantities of proved oil and gas reserves associated with the Properties and changes in such estimated quantities. In the absence of relevant detailed information from Lario, reserve information presented below is based upon estimates of proved reserves prepared by independent petroleum engineers as of December 31, 1999.

Proved reserves are estimated quantities of crude oil, including natural gas liquids, and natural gas which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are those which are expected to be recovered through existing wells with existing equipment and operating methods.



                                                  Oil            Gas
                                                (Bbls)          (Mcf)
                                             -----------     -----------
Proved reserves at December 31, 1998           1,111,504          82,344
Production                                        73,481          11,533

                                             -----------     -----------
Proved reserves at December 31, 1999           1,038,023          70,811
                                             ===========     ===========

Proved developed reserves at:
      December 31, 1998                          560,612          82,344
                                             ===========     ===========
      December 31, 1999                          487,131          70,811
                                             ===========     ===========







                                       (5)

Lario Oil and Gas Properties Acquisition
Supplementary Oil and Gas Producing Activities (Unaudited)
December 31, 1999

--------------------------------------------------------------------------------

Standardized Measures of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves

The Company has developed the Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Quantities (Standardized Measure), before income taxes, assuming year-end selling prices adjusted for future fixed and determinable contractual price changes, year-end development and production costs, and a 10% annual discount rate. The Standard Measure does not consider the effects of income taxes as it is not feasible to identify all assets, liabilities or indirect operating costs applicable to the Properties because they were not maintained as a separate business unit.

The Standardized Measure does not purport to be an estimate of the fair market value of Toreador's reserves. An estimate of fair value would also have taken into account, among other things, the expected recovery of reserves in excess of proved reserves, anticipated changes in future prices and costs and a discount factor representative of the time value of money and risks inherent in producing oil and gas.



                                                December 31, 1999
                                                -----------------
Future cash inflows                               $ 24,104,375
Future production costs                              7,800,550

Future development costs                               554,375
                                                  ------------
Future net cash inflows                             15,749,450
Ten percent annual discount                          5,269,224
                                                  ------------
Standardized Measure (before income taxes)
      of discounted future net cash flows         $ 10,480,226
                                                  ============


The oil and gas prices used to calculate future net cash inflows at December 31, 1999 were $23.89 per barrel and $1.50 per Mcf. The oil price is based on the New York Mercantile Exchange ("NYMEX") historical crude pricing as of December 31, 1999, less $1.71 for quality and transportation differences. The gas price is based on December NYMEX - Henry Hub pricing as of December 31, 1999, less $.93 for quality and transportation differences. The prices of crude oil and natural gas have fluctuated over the past several years, which affects the computed cash flows over the period shown. Because the price of crude oil and natural gas is likely to remain volatile in the future, price changes can be expected to continue to significantly affect the standardized measure of discounted future net cash flows.








                                       (6)

Lario Oil and Gas Properties Acquisition
Supplementary Oil and Gas Producing Activities (Unaudited)
December 31, 1999
--------------------------------------------------------------------------------

Changes in the Standardized Measure

The following are the principal sources of change in the standardized measure (before income taxes):



                                             1999
                                        ------------
Balance at January 1                    $  1,507,645

Changes resulting from :
  Sales, net of production costs            (612,733)
  Net changes in prices and costs          9,933,981
  Accretion of discount                      150,765
                                        ------------

Balance at December 31                  $ 10,979,658
                                        ============








                                       (7)

                          TOREADOR ROYALTY CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


The accompanying unaudited pro forma consolidated financial information gives effect to the acquisition of the Properties. The unaudited pro forma balance sheet adjusts the September 30, 1999 historical balance sheet as though the acquisition occurred on September 30, 1999. The unaudited pro forma statements of operations for the nine month period ended September 30, 1999 and the year ended December 31, 1998 are adjusted to reflect the acquisition as though it occurred on January 1, 1998. The pro forma results exclude any nonrecurring charges or credits directly attributable to the acquisition.

The unaudited pro forma financial information is based on assumptions and includes adjustments as explained in the notes to the unaudited pro forma consolidated financial information. The actual recording of the acquisition could differ. The unaudited pro forma financial information is not necessarily indicative of Toreador's financial position or results of operations that might have occurred had the transaction occurred on the dates indicated above.

The unaudited pro forma financial information should be read in conjunction with the historical financial statements and related notes thereto which are contained in the Company's 1998 Annual Report on Form 10-K for the year ended December 31, 1998, Toreador's Quarterly Report on Form 10-Q for the nine months ended September 30, 1999 and the historical statement of revenues and direct operating expenses of the Properties and the Notes thereto included in this Current Report on Form 8-K/A.













                                       (8)

                          TOREADOR ROYALTY CORPORATION

                PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

                                                                                 As of September 30, 1999

                                                                        Toreador       Adjustments        Pro Forma for
                                                                       Historical    for Acquisition     the Acquisition
                                                                     -------------   ---------------     ---------------
ASSETS
Current Assets:
    Cash and cash equivalents                                        $      20,539    $          --      $      20,539
    Short-term investments                                                 760,375         (750,000)(b)         10,375
    Accounts receivable                                                    712,238          144,564 (a)        856,802
    Marketable securities                                                  252,006         (250,000)(b)          2,006
    Federal income tax receivable                                           63,064               --             63,064
    Other current assets                                                    56,528               --             56,528
                                                                     -------------    -------------      -------------

      Total current assets                                               1,864,750         (855,436)         1,009,314
                                                                     -------------    -------------      -------------

Other Assets                                                               276,299           61,500(b)         337,799
Properties and equipment, less accumulated
        depreciation, depletion and amortization                        19,267,770        5,497,337(a)      24,765,107
                                                                     -------------    -------------      -------------

      Total assets                                                   $  21,408,819    $   4,703,401      $  26,112,220
                                                                     =============    =============      =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable and accrued liabilities                         $     262,912    $     141,901(a)   $     404,813
    Federal income tax payable                                              58,524
    Current portion of long term debt                                           --          250,000(b)         250,000
                                                                     -------------    -------------      -------------
      Total current liabilities                                            321,436          391,901            654,813
                                                                     -------------    -------------      -------------

Long term debt                                                          10,355,000        4,311,500(b)      14,666,500
                                                                     -------------    -------------      -------------

      Total liabilities                                                 10,676,436        4,703,401         15,379,837
                                                                     -------------    -------------      -------------

Stockholders' equity:
    Preferred stock, $1.00 par value, 4,000,000
    shares authorized; 160,000 issued                                      160,000               --            160,000
    Common stock, $0.15625 par value, 20,000,000 shares and
    10,000,000 authorized; 5,651,571 & 5,644,071 shares issued             883,058               --            883,058
    Capital in excess of par value                                       8,222,615               --          8,222,615
    Retained earnings                                                    2,778,268                           2,778,268
    Accumulated other comprehensive loss                                   (45,394)              --            (45,394)
                                                                     -------------    -------------      -------------
                                                                        11,998,547               --         11,998,547

    Treasury stock at cost:  474,700 and 438,400 shares                 (1,266,164)              --         (1,266,164)
                                                                     -------------    -------------      -------------

      Total stockholders' equity                                        10,732,383               --         10,732,383
                                                                     -------------    -------------      -------------

      Total liabilities and stockholders' equity                     $  21,408,819    $   4,703,401      $  26,112,220
                                                                     =============    =============      =============



The Company uses the successful efforts method of accounting for its oil and gas producing activities.

See accompanying notes to unaudited pro forma consolidated financial statements.






                                      (9)

                          TOREADOR ROYALTY CORPORATION

           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

                  For the Nine Months Ended September 30, 1999

                                                      Toreador        Acquisition                            Pro Forma
                                                     Historical       Historical         Adjustments           for the
                                                       Amounts          Amounts        for Acquisition       Acquisition
                                                   -------------     -------------     ----------------     -------------
Revenues:
    Oil and gas sales                              $   2,616,687           832,062(f)                --     $   3,448,749
    Lease bonuses and rentals                            319,510                --                   --           319,510
    Interest and other income                             87,838                                                   87,838
    Gain on sale of properties                           851,726                --                   --           851,726
                                                   -------------     -------------     ----------------     -------------
      Total revenues                                   3,875,761           832,062                   --         4,707,823

Costs and expenses:
    Lease operating expense                              429,176           329,933(f)                --           759,109
    Depreciation, depletion and amortization             604,563                --              258,268(c)        862,831
    Geological and geophysical                           275,685                --                   --           275,685
    General and administrative                         1,216,423                --                   --         1,216,423
    Interest expense                                     563,706                --              250,814(e)        814,520
                                                   -------------     -------------     ----------------     -------------

      Total costs and expenses                         3,089,553           329,933              509,082         3,928,569
                                                   -------------     -------------     ----------------     -------------

Income (loss) before federal income taxes                786,208           502,128             (509,082)          779,254

Provision (benefit) for federal income taxes             267,311                --               (2,364)(d)       264,947
                                                   -------------     -------------     ----------------     -------------

Net income (loss)                                  $     518,897     $     502,128     $       (506,718)    $     514,307
                                                   =============     =============     ================     =============

Dividends on preferred shares                      $     270,000                                            $     270,000

Net Income applicable to common shares                   248,897                                                  244,307
                                                   =============                                            =============

Basic income per share                             $        0.05                                            $        0.05

Diluted income per share                           $        0.05                                            $        0.05

Weighted average shares outstanding:
      Basic                                            5,188,582                                                5,188,582
      Diluted                                          5,223,582                                                5,223,582



 See accompanying notes to unaudited pro forma consolidated financial statements









                                      (10)

                          TOREADOR ROYALTY CORPORATION

           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

                      For the Year Ended December 31, 1998

                                                      Toreador         Acquisition                           Pro Forma
                                                     Historical        Historical         Adjustments         for the
                                                      Amounts            Amounts       for Acquisition       Acquisition
                                                   -------------      -------------    ---------------      -------------
Revenues:

    Oil and gas sales                              $   1,968,638            925,964(f)              --      $   2,894,602
    Lease bonuses and rentals                            168,664                                    --            168,664
    Interest and other income                            171,338                 --                 --            171,338
    Gain on sale of marketable securities                                                                              --
      and other assets                                                           --                 --                 --
                                                   -------------      -------------      -------------      -------------

      Total revenues                                   2,308,640            925,964                 --          3,234,604

Costs and expenses:
    Lease operating expense                              583,441            545,510(f)              --          1,128,951
    Dry holes and abandonments                           133,113                 --                 --            133,113
    Depreciation, depletion and amortization             514,071                 --            358,564(c)         872,635
    Geological and geophysical                           517,870                 --                 --            517,870
    General and administrative                           999,548                 --                 --            999,548
    Interest expense                                          --                 --            358,931(e)         358,931
    Loss on settlement of benefit plans                   36,120                 --                 --             36,120
                                                   -------------      -------------      -------------      -------------



      Total costs and expenses                         2,784,163            545,510            717,495          4,047,168
                                                   -------------      -------------      -------------      -------------

Income (loss) before federal income taxes               (475,523)           380,454           (717,495)          (812,564)

Provision (benefit) for federal income taxes            (233,277)                --           (114,594)(d)       (347,871)
                                                   -------------      -------------      -------------      -------------

Net income (loss)                                  $    (242,246)     $     380,454      $    (602,901)     $    (464,693)
                                                   =============      =============      =============      =============

Dividends on preferred shares                             19,500                                                   19,500
                                                   -------------                                            -------------

Net loss applicable to common shares                    (261,746)                                                (484,193)
                                                   =============                                            =============


Basic loss per share                               $       (0.05)                                          $       (0.09)

Diluted loss per share                             $       (0.05)                                          $       (0.09)

Weighted average shares outstanding:
      Basic                                            5,125,063                                                5,125,063
      Diluted                                          5,125,063                                                5,125,063






See accompanying notes to unaudited pro forma consolidated financial statements.








                                      (11)

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


1. Pro forma adjustments are made to reflect the following:

     (a) The acquisition of the Properties. The allocation of the pro forma purchase price under the purchase method of accounting is presented below:

      Purchase Price .......................................     $   5,500,000
      Estimated purchase price adjustments, including
         distributions of cash flows from the Properties
         from October 1, 1999 to the closing date,
         December 22, 1999 .................................          (144,564)
      Other acquisition costs ..............................           141,901

                                                                 -------------
         Total Purchase Price ..............................     $   5,497,337
                                                                 =============



     (b) To record the funding of the acquisition of the Properties. Such funding came from the increase in current and long-term debt of $4,561,500 and the capitalization of closing costs associated with the financing instruments. This total is comprised of the $4,061,500 loan from Compass and the $500,000 loan from Lario Oil & Gas Company. The closing costs will be amortized over the lives of the respective financing instruments. The properties are held as collateral by Compass. Additionally, short-term investments of $750,000 and marketable securities of $250,000 were liquidated to fund the transaction.

     (c) The increase in depreciation, depletion and amortization associated with the Properties. The pro forma adjustment assumes a depreciation, depletion and amortization rate per BOE of $4.57 for the year ended December 31, 1998 and the nine months ended September 30, 1999 based upon depletable costs of $5,497,337 and $5,138,793 at December 31, 1998 and September 30, 1999, respectively and proved reserves of 1,203,742 MBOE and 1,125,228 MBOE at January 1, 1998 and January 1, 1999, respectively.

     (d) The decrease in federal and state income taxes associated with the income and expenses generated by the Properties.









                                      (12)

     (e) The increase in interest expense attributable to the increase in current and long-term debt. Interest expense on the credit facilities represents the floating rate Toreador would have incurred as if the acquisition was funded at January 1, 1998. The interest rates on the Compass facilities were 7.5% for the year ended December 31, 1998 and for the six months ended June 30, 1999 and 8% for the three months ended September 30, 1999. Interest expense and amortization of loan fees totaled $325,113 and $248,911 for the year ended December 31, 1998 and the nine months ended September 30, 1999, respectively. The Lario loan bears interest at 8.5%. The interest incurred for the Lario loan was $33,818 and $1,903 for the year ended December 31, 1998 and the nine months ended September 30, 1999, respectively.

     (f) Oil and gas sales and lease operating expenses for the nine months ended September 30, 1999 and for the year ended December 31, 1998 were based on actual results.










                                      (13)

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                TOREADOR ROYALTY CORPORATION

Date: March 3, 2000                             By: /s/ G. Thomas Graves III
                                                    --------------------------
                                                Name: G. Thomas Graves III
                                                Title: President and
                                                       Chief Executive Officer

                                INDEX TO EXHIBITS


Exhibit
Number                             Description
-------                            ------------
10.1*     Purchase and Sale Agreement, effective November 24, 1999, between
          Lario Oil & Gas Company and Toreador Exploration & Production, Inc.

10.2* First Amendment To Credit Agreement, effective December 17, 1999, between Compass Bank, as Lender, and Toreador Royalty Corporation,
          Toreador Exploration & Production, Inc., and Tormin, Inc., as
          Borrowers, and Toreador Acquisition Corporation, as Guarantor.

10.3*     Term Promissory Note, effective December 17, 1999, between Compass
          Bank, as Lender, and Toreador Royalty Corporation, Toreador
          Exploration & Production, Inc., and Tormin, Inc., as Borrowers, and
          Toreador Acquisition Corporation, as Guarantor.

23.1      Consent of Ernst & Young LLP.














-----------------------

* Previously filed in Current Report on Form 8-K filed on January 6, 2000.